Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 2 to Quarterly Report of SafeNet, Inc. (the “Company”) on Form 10-Q/A for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony A. Caputo, the Chairman and Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Anthony A. Caputo
Anthony A. Caputo
Chairman and Chief Executive Officer
May 1, 2006